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                        HORIZON HEALTHCARE CORPORATION
                     LIST OF SUBSIDIARIES AT MAY 31, 1995

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     NAME OF SUBSIDIARY                 STATE OF                TRADE NAMES
                                      INCORPORATION
                                     OR ORGANIZATION

LTC Medical Laboratories, Inc.         Delaware          None.
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Horizon MDS Corporation                Delaware          Medical Diagnostic Services
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Advanced Cardiovascular                Arizona           ACT
Technology, Inc.                                         Lifescan (Georgia only)
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Horizon CMS Corporation                Delaware          a. Comprehensive Medical Systems
                                                         b. Tri-State Home Respiratory Care
                                                         c. Milestone Health Services
                                                         d. Tennessee Physicians Fluid
                                                         e. Physicians Mobile Medical
                                                         Services
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National Institutional Pharmacy        Delaware          None.
Services, Inc.
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Greenery Securities Corp.              Delaware          None.
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HHC Acquisition Corp.                  Delaware          None.
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Advisors Insurance Limited             Bermuda           None.
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Royal Oaks Partnership                 Florida           a. Horizon Healthcare Center-
                                                         Kissimee
                                                         b. Horizon  Specialty Center-
                                                         Kissimee
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Horizon Hospice Care, Inc.             Delaware          None.
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Community Rehabilitation Centers,      Delaware          a. CRC
Inc.                                                     b. Total Rehabilitation (Michigan
                                                         only)
                                                         c. Rehabilitation Network (Michigan
                                                         only)
                                                         d. Professional Rehabilitation
                                                         Centers (Missouri and Illinois only)
                                                         e. Active Rehabilitation
                                                         Management (Missouri and Illinois
                                                         only)
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Nevada Rehabilitation Services, Corp.  Delaware          Community Rehabilitation Centers
                                                         (California and Montana only)
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Horizon Sleep Diagnostics              Delaware          Horizon Sleep Diagnostic Centers
Corporation
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Horizon Holding, Inc.                  Delaware          None.
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Horizon Health Systems, L.P.           Delaware          a. Pecos Valley Care Center
                                                         b. Van Ark Care Center
                                                         c. Bryant Nursing Center
                                                         d. East Moore Nursing Center
                                                         e. Horizon Specialty Hospital-
                                                         Edmond
                                                         f. Cherry Creek Village Nursing
                                                         Center
                                                         g. Cherry Creek Village Retirement
                                                         Center
                                                         h. Golden Plains Health Care Center
                                                         j. Horizon Specialty Hospital-
                                                         Wichita, Kansas
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Midwest Regional Rehabilitation        Delaware          None.
Center, Inc.
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Physicians Hospital For Extend Care    Nevada            None.
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Intra-City Enterprises, Inc.           Ohio              Crestwood Care Center
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San Jacinto Management Company         Texas             San Jacinto Manor
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Inter Care Group, Inc.                 Delaware          InterCare Group
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Vegas Valley Convalescent Center,      Nevada            None.
Inc.
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